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EXHIBIT 99

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Starbucks Corporation ("the Company") on Form 10-K for the Fiscal Year ended September 29, 2002, as filed with the Securities and Exchange Commission on the date hereof ("the Report"),

I, Orin C. Smith, president chief executive officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.


                                        /s/ORIN C. SMITH
                                        ----------------------------------------
                                        Orin C. Smith,
                                        president and chief executive officer

I, Michael Casey, executive vice president, chief financial officer and chief administrative officer (principal financial officer and principal accounting officer) of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

     (1) The report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company.



                                        /s/MICHAEL CASEY
                                        ----------------------------------------
                                        Michael Casey,
                                        executive vice president, chief
                                        financial officer and chief
                                        administrative officer (principal
                                        financial officer and principal
                                        accounting officer)